EXHIBIT 21

VORNADO REALTY TRUST

SUBSIDIARIES OF REGISTRANT

State of
Name of Subsidiary	Organization

1227/1229 Management LLC	Delaware
1290 Management II, LLC	Delaware
148 Spring Street, LLC	Delaware
14th Street Acquisition LLC	Delaware
150 East 58th Street, L.L.C.	New York
150 Spring Street LLC	Delaware
1740 Broadway Associates L.P.	Delaware
175 Lexington LLC	New York
1925 K Street Developer, L.L.C.	Delaware
20 Broad Company LLC	New York
20 Broad Lender LLC	New York
201 East 66th Street LLC	New York
220 S 20th Street Developer LLC	Delaware
29 West 57th Street Owner LLC	Delaware
305 Bleecker Street LLC	Delaware
31 West 57th Street Owner LLC	Delaware
330 Madison Company LLC	New York
350 North Orleans, L.L.C.	Delaware
40 East 14 Realty Associates General Partnership	New York
40 East 14 Realty Associates, L.L.C.	New York
40 Fulton Street LLC	New York
401 Commercial Son II LLC	Delaware
401 Commercial Son, LLC	New York
401 Commercial, L.P.	New York
401 General Partner, L.L.C.	New York
401 Hotel General Partner, L.L.C.	New York
401 Hotel REIT, LLC	Delaware
401 Hotel TRS, Inc.	Delaware
401 Hotel, L.P.	New York
426 Washington Street Hotel Owner LLC	Delaware
426 Washington Street Office Owner LLC	Delaware
426 Washington Street Owner II LLC	Delaware
426 Washington Street Owner LLC	Delaware
426 Washington Street Parking Owner LLC	Delaware
426 Washington Street Residential Owner LLC	Delaware
426 Washington Street Retail Owner LLC	Delaware
480-486 Broadway, LLC	Delaware
480-486 JV, LLC	New York
488 Eighth Avenue Owner LLC	Delaware
49 West 57th Street Owner LLC	Delaware
51 E. 125th Street LLC	Delaware
527 West Kinzie LLC	Delaware
555 1290 Holdings LLC	Delaware
689 Fifth Avenue LLC	New York

7 West 34th Street LLC	New York
713-715 Sunrise LLC	Delaware
715 Lexington Avenue LLC	New York
770 Broadway Company LLC	New York
770 Broadway Mezzanine LLC	Delaware
770 Broadway Owner LLC	Delaware
825 Seventh Avenue Holding Corporation	New York
825 Seventh Avenue Holding L.L.C.	New York
85 Tenth Junior Mezz LLC	Delaware
85 Tenth Senior Mezz LLC	Delaware
866 U.N. Plaza Associates LLC	New York
888 Seventh Avenue LLC	Delaware
909 Third Avenue Assignee LLC	New York
909 Third Company, L.P.	New York
909 Third GP, LLC	Delaware
968 Third Avenue LLC	New York
968 Third, L.L.C.	New York
Ackerly Trading Corp.	Foreign
Alexander's, Inc.	New York
Allentown VF L.L.C.	Pennsylvania
Altius Management Advisors Pvt. Ltd.	Foreign
Amherst II VF L.L.C.	New York
Amherst VF L.L.C.	New York
Arbor Property, L.P.	Delaware
Arna-Eads, Inc.	Delaware
Arna-Fern, Inc.	Delaware
Atlantic City Holding L.L.C.	New Jersey
B & B Park Avenue L.P.	Delaware
BDC Special Member LLC	Delaware
Bengal Intelligent Parks Pvt. Ltd.	Foreign
Bensalem Holding Company, L.L.C.	Pennsylvania
Bensalem Holding Company, L.P.	Pennsylvania
Bensalem VF, L.L.C.	Pennsylvania
Bethlehem Holding Company, L.L.C.	Pennsylvania
Bethlehem Holding Company, L.P.	Pennsylvania
Bethlehem Properties Holding Company, L.L.C.	Pennsylvania
Bethlehem Properties Holding Company, L.P.	Pennsylvania
Bethlehem VF, L.L.C.	Pennsylvania
Bethlehem VF, L.P.	Pennsylvania
BIP Developers Pvt. Ltd.	Foreign
BIP Estates Pvt. Ltd.	Foreign
Blue Jay Way 11, L.L.C.	Delaware
BMS Facilities Group LLC	Delaware
Bordentown II VF, L.L.C.	New Jersey
Bordentown VF, L.L.C.	New Jersey
Boston Design Center LLC	Delaware
Boulevard Services Pvt. Ltd.	Foreign
Bowen Building, L.P.	Delaware
Bricktown VF L.L.C.	New Jersey
Bridgeland Warehouses L.L.C.	New Jersey
Brixton Holdings Limited	Foreign
Building Maintenance Service LLC	Delaware
Canadian Craft Show LTD.	Canada

CESC 1101 17th Street L.L.C.	Delaware
CESC 1101 17th Street Limited Partnership	Maryland
CESC 1101 17th Street Manager L.L.C.	Delaware
CESC 1140 Connecticut Avenue L.L.C.	Delaware
CESC 1140 Connecticut Avenue Limited Partnership	District of Columbia
CESC 1140 Connecticut Avenue Manager L.L.C.	Delaware
CESC 1150 17th Street L.L.C.	Delaware
CESC 1150 17th Street Limited Partnership	District of Columbia
CESC 1150 17th Street Manager L.L.C.	Delaware
CESC 1227 L.L.C.	Delaware
CESC 1229-1231 TRS Inc.	Delaware
CESC 1730 M Street L.L.C.	Delaware
CESC 1750 Pennsylvania Avenue L.L.C.	Delaware
CESC 2101 L Street L.L.C.	Delaware
CESC Commerce Executive Park L.L.C.	Delaware
CESC Crystal Square Four L.L.C.	Delaware
CESC Crystal/Rosslyn L.L.C.	Delaware
CESC District Holdings L.L.C.	Delaware
CESC Downtown Member L.L.C.	Delaware
CESC Engineering TRS Inc.	Delaware
CESC Fairfax Square Manager L.L.C.	Delaware
CESC Gateway Four L.L.C.	Virginia
CESC Gateway One L.L.C.	Delaware
CESC Gateway Two Limited Partnership	Virginia
CESC Gateway Two Manager L.L.C.	Virginia
CESC Gateway/Square L.L.C.	Delaware
CESC Gateway/Square Member L.L.C.	Delaware
CESC H Street L.L.C.	Delaware
CESC Mall L.L.C.	Virginia
CESC Mall Land, L.L.C.	Virginia
CESC One Courthouse Plaza Holdings, LLC	Delaware
CESC One Courthouse Plaza L.L.C.	Delaware
CESC One Democracy Plaza L.P.	Maryland
CESC One Democracy Plaza Manager LLC	Delaware
CESC Park Five Land L.L.C.	Delaware
CESC Park Five Manager L.L.C.	Virginia
CESC Park Four Land L.L.C.	Delaware
CESC Park Four Manager L.L.C.	Virginia
CESC Park One Land L.L.C.	Delaware
CESC Park One Manager L.L.C.	Delaware
CESC Park Three Land L.L.C.	Delaware
CESC Park Three Manager L.L.C.	Virginia
CESC Park Two L.L.C.	Delaware
CESC Park Two Land L.L.C.	Delaware
CESC Park Two Manager L.L.C.	Virginia
CESC Plaza Five Limited Partnership	Virginia
CESC Plaza Limited Partnership	Virginia
CESC Plaza Manager, L.L.C.	Virginia
CESC Plaza Parking L.L.C.	Delaware
CESC Realty Park Five L.L.C.	Virginia
CESC Realty Park Three L.L.C.	Virginia
CESC Reston Executive Center L.L.C.	Delaware
CESC Seven Skyline Place, L.L.C.	Delaware

CESC Six Skyline Place, L.L.C.	Delaware
CESC Skyline LLC	Delaware
CESC Square Four L.L.C.	Virginia
CESC Square Four Land L.L.C.	Delaware
CESC Square L.L.C.	Virginia
CESC Square Land L.L.C.	Delaware
CESC Three Skyline Place, L.L.C.	Delaware
CESC TRS, Inc.	Delaware
CESC Two Courthouse Plaza Limited Partnership	Virginia
CESC Two Courthouse Plaza Manager, L.L.C.	Delaware
CESC Two Skyline Place, L.L.C.	Delaware
CESC Tysons Dulles Plaza, L.L.C.	Delaware
CESC Water Park L.L.C.	Virginia
Charles E. Smith Commercial Realty, L.P.	Delaware
Cherry Hill VF L.L.C.	New Jersey
Chicopee Holding L.L.C.	Massachusetts
Cinderella Homes Pvt. Ltd.	Foreign
Commerce Executive Park Association of Co-Owners	Virginia
Conrans VF L.L.C.	New Jersey
Cumberland Holding L.L.C.	New Jersey
Darby Development LLC	Delaware
Delran VF L.L.C.	New Jersey
Design Center Owner (D.C.), L.L.C.	Delaware
Dover VF L.L.C.	New Jersey
DSAC L.L.C.	Texas
Dundalk VF L.L.C.	Maryland
Durham Leasing II L.L.C.	New Jersey
Durham Leasing L.L.C.	New Jersey
East Brunswick VF L.L.C.	New Jersey
Eatontown Monmouth Mall (Junior Mezz) LLC	Delaware
Eatontown Monmouth Mall (Senior Mezz) LLC	Delaware
Eatontown Monmouth Mall LLC	Delaware
Eleven Penn Plaza LLC	New York
Everest Infrastructure Development Mauritius Limited	Foreign
Fairfax Square Partners	Delaware
Fifth Crystal Park Associates Limited Partnership	Virginia
First Crystal Park Associates Limited Partnership	Virginia
Foley Enterprises Inc.	Foreign
Fourth Crystal Park Associates Limited Partnership	Virginia
Franconia GP, L.L.C.	Delaware
Freeport VF L.L.C.	New York
Fuller Madison LLC	New York
Gallery Market Holding Company, L.L.C.	Pennsylvania
Gallery Market Holding Company, L.P.	Pennsylvania
Gallery Market Properties Holding Company, L.L.C.	Pennsylvania
Gallery Market Properties Holding Company, L.P.	Pennsylvania
Garfield Parcel L.L.C.	New Jersey
Glen Bernie VF LLC	Maryland
Glenolden VF L.L.C.	Pennsylvania
Green Acres Mall, L.L.C.	Delaware
Guard Management Service Corp.	New York
Guilford Associates, L.L.C.	Delaware
H Street Building Corporation	Delaware

H Street Management, L.L.C.	Delaware
Hackensack VF L.L.C.	New Jersey
Hagerstown VF L.L.C.	Maryland
Hanover Holding L.L.C.	New Jersey
Hanover Industries L.L.C.	New Jersey
Hanover Leasing L.L.C.	New Jersey
Hanover Public Warehousing L.L.C.	New Jersey
Hanover VF L.L.C.	New Jersey
Harridge Trading Co., Inc.	Foreign
HBR Annapolis Properties, L.L.C.	Delaware
HBR Norfolk Properties, L.L.C.	Delaware
HBR Properties Pennsylvania LLC	Delaware
HBR Properties Roseville LLC	Delaware
HBR Properties, L.L.C.	Delaware
Henrietta Holding L.L.C.	New York
Hudson Center LLC	Delaware
HWA Holdings LLC	Delaware
Industry Research Collective LLC	Delaware
International Biotech Park Ltd.	Foreign
Jersey City VF L.L.C.	New Jersey
Juggernaut Homes Pvt. Ltd.	Foreign
Kaempfer 1399 LLC	Delaware
Kaempfer 1925, LLC	Delaware
Kaempfer Commonwealth L.L.C.	Delaware
Kaempfer Warner LLC	Delaware
Kanton Financial Corp.	Foreign
Kearny Holding VF L.L.C.	New Jersey
Kearny Leasing VF L.L.C.	New Jersey
Kilburn Holding Corp.	Foreign
Klayburn Investment Corp.	Foreign
L.A. Mart Properties L.L.C.	Delaware
Lancaster Leasing Company, L.L.C.	Pennsylvania
Lancaster Leasing Company, L.P.	Pennsylvania
Landthorp Enterprises L.L.C.	Delaware
LaSalle Hubbard L.L.C.	Delaware
Lawnside VF L.L.C.	New Jersey
Lewisville TC L.L.C.	Texas
Littleton Holding L.L.C.	New Jersey
Lodi II VF L.L.C.	New Jersey
Lodi VF L.L.C.	New Jersey
Lokeren Company Limited	Foreign
M 330 Associates L.P.	New York
M 393 Associates LLC	New York
M/H Two Park Associates	New York
Manalapan VF L.L.C.	New Jersey
Market Square - Furniture Plaza Inc.	Delaware
Market Square - Furniture Plaza L.P.	Delaware
Market Square - Hamilton Market LP	Delaware
Market Square - Main Street L.P.	Delaware
Market Square Group LP	Delaware
Market Square Group Mezz L.P.	Delaware
Market Square Group Mezz LLC	Delaware
Market Square Group, Inc.	Delaware

Market Square II LLC	Delaware
Market Square L.P.	Delaware
Marlton VF L.L.C.	New Jersey
Marple Holding Company, L.L.C.	Pennsylvania
Marple Holding Company, L.P.	Pennsylvania
Mart Franchise Center, Inc.	Illinois
Mart Franchise Venture, L.L.C.	Delaware
Mart Parking II, LLC	Delaware
Mart Parking LLC	Delaware
Mart REIT, L.L.C.
Mart Trade Show L.L.C.	Delaware
Menands VF L.L.C.	New York
Merchandise Mart Enterprises, Inc. (Canada)	Canada
Merchandise Mart First Mezzanine Borrower L.L.C.	Delaware
Merchandise Mart L.L.C.	Delaware
Merchandise Mart Properties, Inc.	Delaware
Merchandise Mart Second Mezzanine Borrower L.L.C.	Delaware
Merchandise Mart Third Mezzanine Borrower L.L.C.	Delaware
Mesquite TC L.L.C.	Texas
Middletown VF L.L.C.	New Jersey
MM 900 L.L.C.	Delaware
MMPI Piers LLC	Delaware
MMPI Volta LLC	Delaware
MMPI/Highpoint Lease LLC	Delaware
Monmouth Mall LLC	Delaware
Montclair VF L.L.C.	New Jersey
Morris Plains Holding VF L.L.C.	New Jersey
Morris Plains Leasing VF L.L.C.	New Jersey
MTS-HP L.P.	Delaware
MTS-MM L.L.C.	Delaware
National Furniture Mart (NC) L.P.	Delaware
National Hydrant L.L.C.	New York
New Bridgeland Warehouse LLC	Delaware
New Hanover Holding LLC	Delaware
New Hanover Industries LLC	Delaware
New Hanover Leasing LLC	Delaware
New Hanover LLC	Delaware
New Hanover Public Warehousing LLC	Delaware
New Hyde Park VF L.L.C.	New York
New Kaempfer 1501 LLC	Delaware
New Kaempfer 1925 LLC	Delaware
New Kaempfer Bowen LLC	Delaware
New Kaempfer IB LLC	Delaware
New Kaempfer Waterfront LLC	Delaware
New KMS LLC	Delaware
New Landthorp Enterprises LLC	Delaware
New TG Hanover LLC	Delaware
New Towmed LLC	Delaware
New Vornado/Saddle Brook LLC	Delaware
New Woodbridge II, LLC	New Jersey
Newington VF L.L.C.	Connecticut
NFM Corp.	Delaware
NFM Partners L.P.	Delaware

Ninety Park Lender LLC	New York
Ninety Park Lender QRS, Inc.	Delaware
Ninety Park Manager LLC	New York
Ninety Park Option LLC	New York
Ninety Park Property LLC	New York
North Bergen VF L.L.C.	New Jersey
North Dearborn L.L.C.	Delaware
North Plainfield VF L.L.C.	New Jersey
Office Acquisition Finance L.L.C.	Delaware
Office Center Owner (D.C.) L.L.C.	Delaware
One Penn Plaza LLC	New York
One Penn Plaza TRS, Inc.	Delaware
Orleans Hubbard LLC	Delaware
Palisades 14th Street L.L.C.	Delaware
Park Four Member LLC	Delaware
Park One Member L.L.C.	Delaware
Patson Vornado GP LLC	Delaware
Patson Vornado II LLC	Delaware
Patson Vornado LLC	Delaware
Penn Plaza Insurance Company, L.L.C.	Delaware
Philadelphia Holding Company, L.L.C.	Pennsylvania
Philadelphia Holding Company, L.P.	Pennsylvania
Philadelphia VF L.L.C.	Pennsylvania
Philadelphia VF L.P.	Pennsylvania
Pike Holding Company, L.L.C.	Pennsylvania
Pike Holding Company, L.P.	Pennsylvania
Pike VF L.L.C.	Pennsylvania
Pike VF L.P.	Pennsylvania
Powerspace & Services, Inc.	New York
Rahway Leasing L.L.C.	New Jersey
Realty Services Trustee Company Pvt. Ltd.	Foreign
RH 1227 25th Street LLC	Delaware
RH 1229-1231 25th Street LLC	Delaware
River House Corporation	Delaware
Rochester Holding L.L.C.	New York
Rockville Acquisition, LLC	Delaware
RTR 340 Pine LLC	Delaware
RTR VW LLC	Delaware
Shelborn Enterprises Inc.	Foreign
Shenandoah DC Holding, LLC	Delaware
SMB Administration LLC	Delaware
SMB Tenant Services LLC	Delaware
So Hudson 555 Management, Inc.	California
So Hudson Westside I Corp.	Delaware
South Capitol, L.L.C.	Delaware
Springfield Member VF L.L.C.	Delaware
Springfield VF L.L.C.	Massachusetts
Stockdale Enterprises Inc.	Foreign
Stonebay Enterprises Inc.	Foreign
T 53 Condominium, L.L.C.	New York
T.G. Hanover L.L.C.	New Jersey
TCG Developments India Pvt. Ltd.	Foreign
TCG Real Estate Investment Management Company Pvt. Ltd.	Foreign

TCG Software Parks Pvt. Ltd.	Foreign
TCG Urban Infrastructure Holdings Ltd.	Foreign
Techna Infrastructure Pvt. Ltd.	Foreign
TGSI L.L.C	Maryland
The Palisades A/V Company, L.L.C.	New Jersey
The Park Laurel Condominium	New York
The Second Rochester Holding L.L.C.	New York
Thebes I LLC	Delaware
Third Crystal Park Associates Limited Partnership	Virginia
Totowa VF L.L.C.	New Jersey
Towmed Housing L.L.C.	Delaware
Towmed Intermediate L.L.C.	Delaware
Towson VF L.L.C.	Maryland
Trees Acquisition Subsidiary, Inc.	Delaware
Turnersville VF L.L.C.	New Jersey
Two Guys From Harrison Holding Company L.L.C.	Pennsylvania
Two Guys From Harrison Holding Company L.P.	Pennsylvania
Two Guys from Harrison N.Y. (DE), L.L.C.	Delaware
Two Guys From Harrison N.Y. L.L.C.	New York
Two Guys Mass. LLC	Massachusetts
Two Guys-Connecticut Holding L.L.C.	Connecticut
Two Park Company	New York
Two Penn Plaza REIT, Inc.	New York
UBI Management, L.L.C.	Delaware
Union Square East, L.L.C.	New York
Union VF L.L.C.	New Jersey
Universal Building North, Inc.	Delaware
Universal Building, Inc.	Delaware
Upper Moreland Holding Company, L.L.C.	Pennsylvania
Upper Moreland Holding Company, L.P.	Pennsylvania
Upper Moreland VF, L.L.C.	Pennsylvania
VBL Company, L.L.C.	New York
VFC Connecticut Holding, L.L.C.	Delaware
VFC Massachusetts Holding, L.L.C.	Delaware
VFC New Jersey Holding, L.L.C.	Delaware
VFC Pennsylvania Holding, L.L.C.	Delaware
VFC Pennsylvania Holding, L.P.	Delaware
VNK L.L.C.	Delaware
VNO 100 West 33rd Street LLC	Delaware
VNO 1105 State Highway 36 LLC	Delaware
VNO 1227 25th Street LLC	Delaware
VNO 1229-1231 25th Street LLC	Delaware
VNO 155 Spring Street LLC	Delaware
VNO 1707 H Street, L.L.C.	Delaware
VNO 1920 L Street LLC	Delaware
VNO 195 North Bedford Road LLC	Delaware
VNO 211-217 Columbus Avenue LLC	Delaware
VNO 220 S. 20th Street LLC	Delaware
VNO 220 S. 20th Street Member LLC	Delaware
VNO 2445 Springfield Avenue LLC	Delaware
VNO 275 Sacramento Management, Inc.	California
VNO 3098 Long Beach Road LLC	Delaware
VNO 33 West 57th Street LLC	Delaware

VNO 350 Park LLC	Delaware
VNO 3500 US Highway 9 LLC	Delaware
VNO 375 Mezz LLC	Delaware
VNO 386 West Broadway LLC	Delaware
VNO 387 West Broadway LLC	Delaware
VNO 403 Commack Road LLC	Delaware
VNO 424 Sixth Avenue, LLC	Delaware
VNO 426 Washington Street Developer LLC	Delaware
VNO 426 Washington Street JV LLC	Delaware
VNO 426 West Broadway Member, LLC	Delaware
VNO 426 West Broadway, LLC	Delaware
VNO 431 Seventh Avenue LLC	Delaware
VNO 49 West 57th Street LLC	Delaware
VNO 51 E. 125th Street Member LLC	Delaware
VNO 63rd Street LLC	New York
VNO 6417 Loisdale Road LLC	Delaware
VNO 675 Paterson Avenue LLC	Delaware
VNO 7000 Hadley Road LLC	Delaware
VNO 828-850 Madison LLC	Delaware
VNO 839 New York Avenue LLC	Delaware
VNO 866 UN Plaza TRS L.L.C.	Delaware
VNO 99-01 Queens Boulevard LLC	Delaware
VNO America LLC	Delaware
VNO AP 195 N. Bedford Road LLC	Delaware
VNO Ashley House LLC	Delaware
VNO Ashley House Member LLC	Delaware
VNO Battery Wharf B Lender, L.L.C.	Delaware
VNO Bay Parkway LLC	Delaware
VNO Brick LLC	New Jersey
VNO Broad Street LLC	Delaware
VNO Broome Street LLC	Delaware
VNO Bruckner Plaza Lender LLC	Delaware
VNO Bruckner Plaza LLC	Delaware
VNO Courthouse I LLC	Delaware
VNO Courthouse II LLC	Delaware
VNO Crystal City Marriott, Inc.	Delaware
VNO Crystal City Restaurant L.L.C.	Delaware
VNO Crystal City TRS, Inc.	Delaware
VNO Douglaston Plaza, L.L.C.	Delaware
VNO Eatontown Seamans Plaza LLC	Delaware
VNO Filenes Property Manager LLC	Delaware
VNO Fulton Street Brooklyn LLC	Delaware
VNO GS/EOP Mezz L.L.C.	Delaware
VNO Harlem Park Developer LLC	Delaware
VNO HM Pool 1 LLC	Delaware
VNO HM Pool 2 LLC	Delaware
VNO Hotel L.L.C.	Delaware
VNO IF Delaware PI LLC	Delaware
VNO IF GP LLC	Delaware
VNO IF II, L.L.C.	Delaware
VNO IF LLC	Delaware
VNO IF PI LLC	Delaware
VNO Island Global LLC	Delaware

VNO James House Member LLC	Delaware
VNO James House, LLC	Delaware
VNO JCP LLC	Delaware
VNO LF 50 West 57th Street Holding LLC	Delaware
VNO LF 50 West 57th Street JV LLC	Delaware
VNO LF 50 West 57th Street LLC	Delaware
VNO LF 50 West 57th Street Management LLC	Delaware
VNO LNR Holdco, L.L.C.	Delaware
VNO LNR Mezzanine L.L.C.	Delaware
VNO Morris Avenue GL LLC	Delaware
VNO Mundy Street LLC	Delaware
VNO Paterson Plank Road LLC	Delaware
VNO Patson 255 California L.P.	Delaware
VNO Patson 340 Pine LLC	Delaware
VNO Patson Cannery GP LLC	Delaware
VNO Patson Cannery L.P.	Delaware
VNO Patson Geary, L.P.	Delaware
VNO Patson GP LLC	Delaware
VNO Patson Investor LLC	Delaware
VNO Patson LLC	Delaware
VNO Patson Mt. Diablo A L.P.	Delaware
VNO Patson Sacramento L.P.	Delaware
VNO Patson Van Ness Holdings LLC	Delaware
VNO Patson Walnut Creek L.P.	Delaware
VNO Pentagon City LLC	Delaware
VNO Pentagon Plaza LLC	Delaware
VNO Potomac House LLC	Delaware
VNO Potomac House Member LLC	Delaware
VNO Pune Township LLC	Delaware
VNO Rockville, LLC	Delaware
VNO RTR AP, LLC	Delaware
VNO RTR WA LLC	Delaware
VNO Shoppes on Dean LLC	Delaware
VNO Shops on Lake LLC	Delaware
VNO SMOH LLC	Delaware
VNO South Capitol LLC	Delaware
VNO Surplus 2006 LLC	Delaware
VNO T-Hotel Loan LLC	Delaware
VNO TRU 20th Street LLC	Delaware
VNO TRU 20th Street South LLC	Delaware
VNO TRU 25 1/2 Road LLC	Delaware
VNO TRU Alewife Brook Pkwy. LLC	Delaware
VNO TRU Allstate Road LLC	Delaware
VNO TRU Baltimore Park L.P.	Delaware
VNO TRU Beckley Road LLC	Delaware
VNO TRU Bellis Fair Pkwy, LLC	Delaware
VNO TRU Birch Street L.P.	Delaware
VNO TRU CA LLC	Delaware
VNO TRU Callahan Drive L.P.	Delaware
VNO TRU Cherry Avenue L.P.	Delaware
VNO TRU Coral Way LLC	Delaware
VNO TRU Dale Mabry LLC	Delaware
VNO TRU Eastman Avenue LLC	Delaware

VNO TRU Erie Blvd. LLC	Delaware
VNO TRU Frederica Street LLC	Delaware
VNO TRU Geary Street L.P.	Delaware
VNO TRU Georgia Avenue LLC	Delaware
VNO TRU Hickory Hollow L.P.	Delaware
VNO TRU Hilltop Drive L.P.	Delaware
VNO TRU Jericho Turnpike LLC	Delaware
VNO TRU Kennedy Road LLC	Delaware
VNO TRU Lafayette Street LLC	Delaware
VNO TRU Leesburg Pike LLC	Delaware
VNO TRU Mall Drive L.P.	Delaware
VNO TRU MICH L.P.	Delaware
VNO TRU Military Road L.P.	Delaware
VNO TRU Navarro L.P.	Delaware
VNO TRU Olive Avenue L.P.	Delaware
VNO TRU PA LLC	Delaware
VNO TRU Palm Desert L.P.	Delaware
VNO TRU Park Drive LLC	Delaware
VNO TRU Princeton Road LLC	Delaware
VNO TRU Rand Road LLC	Delaware
VNO TRU Ridgemont L.P.	Delaware
VNO TRU Riverdale Road LLC	Delaware
VNO TRU Rolling Meadows Drive LLC	Delaware
VNO TRU Route 46 LLC	Delaware
VNO TRU Route 50 LLC	Delaware
VNO TRU Sam Rittenburg Blvd. LLC	Delaware
VNO TRU South Wadsworth Avenue LLC	Delaware
VNO TRU Sunrise Blvd. L.P.	Delaware
VNO TRU Sunset Drive L.P.	Delaware
VNO TRU Torrence Avenue LLC	Delaware
VNO TRU TX LLC	Delaware
VNO TRU University Drive LLC	Delaware
VNO TRU Washington Blvd. LLC	Delaware
VNO TRU West Sunrise Hwy. LLC	Delaware
VNO VE LLC	Delaware
VNO-MM Mezzanine Lender LLC	Delaware
Vornado - KC License L.L.C.	Delaware
Vornado - Westport L.L.C.	Connecticut
Vornado / Charles E. Smith L.P.	Virginia
Vornado / Charles E. Smith Management L.L.C.	Virginia
Vornado 122-124 Spring Street, LLC	Delaware
Vornado 1399 LLC	Delaware
Vornado 1540 Broadway LLC	Delaware
Vornado 1726 M Street LLC	Delaware
Vornado 1740 Broadway LLC	New York
Vornado 1925 Acquisition II LLC	Delaware
Vornado 1925 Acquisition L.L.C.	Delaware
Vornado 1925 K LLC	Delaware
Vornado 20 Broad Acquisition LLC	Delaware
Vornado 220 Central Park South LLC	Delaware
Vornado 25W14 LLC	Delaware
Vornado 280 Park Mezz LLC	Delaware
Vornado 3040 M Street LLC	Delaware

Vornado 330 W 34 Mezz LLC	Delaware
Vornado 330 West 34th Street L.L.C.	New York
Vornado 40 East 66th Street LLC	Delaware
Vornado 40 East 66th Street Member LLC	Delaware
Vornado 40 East 66th Street TRS LLC	Delaware
Vornado 401 Commercial LLC	New York
Vornado 447 South Broadway LLC	Delaware
Vornado 550-600 Mamaroneck L.P.	New York
Vornado 601 Madison Avenue, L.L.C.	Delaware
Vornado 620 Sixth Avenue L.L.C.	Delaware
Vornado 640 Fifth Avenue L.L.C.	New York
Vornado 677 Madison LLC	Delaware
Vornado 692 Broadway, L.L.C.	Delaware
Vornado 800 17th Street, LLC	Delaware
Vornado 90 Park Avenue L.L.C.	New York
Vornado 90 Park Member L.L.C.	Delaware
Vornado 90 Park QRS, Inc.	New York
Vornado Acquisition Co. LLC	Delaware
Vornado Asset Protection Trust Grantee (TRS) L.L.C.	Delaware
Vornado Auto L.L.C.	Delaware
Vornado B&B L.L.C.	New York
Vornado Bergen East LLC	Delaware
Vornado Bergen Mall License II LLC	Delaware
Vornado Bergen Mall License LLC	Delaware
Vornado Bergen Mall LLC	New Jersey
Vornado Bevcon I LLC	Delaware
Vornado Beverly LLC	Delaware
Vornado Bowen GP LLC	Delaware
Vornado Bowen II LLC	Delaware
Vornado Bowen, LLC	Delaware
Vornado Broadway Mall LLC	Delaware
Vornado Burnside Plaza LLC	Delaware
Vornado Caguas GP, Inc.	Delaware
Vornado Caguas Holding, L.P.	Delaware
Vornado Caguas Holding, LLC	Delaware
Vornado Caguas L.L.C.	Delaware
Vornado Caguas L.P.	Delaware
Vornado CAPI L.L.C.	Delaware
Vornado Catalinas GP, Inc.	Delaware
Vornado Catalinas Holding, L.P.	Delaware
Vornado Catalinas Holding, LLC	Delaware
Vornado Catalinas L.L.C.	Delaware
Vornado Catalinas L.P.	Delaware
Vornado CCA Gainesville, L.L.C.	Delaware
Vornado CDG I LLC	Delaware
Vornado CDG II LLC	Delaware
Vornado CESCR Gen-Par, LLC	Delaware
Vornado CESCR Holdings LLC	Delaware
Vornado CESCR II L.L.C.	Delaware
Vornado CESCR L.L.C.	Delaware
Vornado Cogen Holdings LLC	Delaware
Vornado Commonwealth LLC	Delaware
Vornado Communications, LLC	Delaware

Vornado Condominium Management LLC	New York
Vornado Crystal City L.L.C.	Delaware
Vornado Crystal Park Loan, L.L.C.	Delaware
Vornado Dance Company LLC	Delaware
Vornado DC Holding LLC	Delaware
Vornado Drake Mezz LLC	Delaware
Vornado Dune LLC	Delaware
Vornado EF Borrower LLC	Delaware
Vornado Eleven Penn Plaza LLC	Delaware
Vornado Equinox Loan LLC	Delaware
Vornado Everest Lender, L.L.C.	Delaware
Vornado Everest, L.L.C.	Delaware
Vornado Farley LLC	Delaware
Vornado Finance GP II L.L.C.	Delaware
Vornado Finance GP L.L.C.	Delaware
Vornado Finance II L.P.	Delaware
Vornado Finance L.P.	Delaware
Vornado Finance SPE, Inc.	Delaware
Vornado Forest Plaza L.L.C.	Delaware
Vornado Forest Plaza Member L.L.C.	Delaware
Vornado Fort Lee L.L.C.	New Jersey
Vornado Fortress LLC	Delaware
Vornado Georgetown Park LLC	Delaware
Vornado GM Loan II, L.L.C.	Delaware
Vornado Green Acres Acquisition L.L.C.	Delaware
Vornado Green Acres Delaware L.L.C.	Delaware
Vornado Green Acres Funding L.L.C.	Delaware
Vornado Green Acres Holdings L.L.C.	Delaware
Vornado Green Acres SPE Managing Member, Inc.	Delaware
Vornado Gun Hill Road LLC	Delaware
Vornado Harlem Park LLC	Delaware
Vornado Hinjewadi Township Private Limited	Foreign
Vornado HP B Note Holder LLC	Delaware
Vornado IB Holdings LLC	Delaware
Vornado India Lender LLC	Delaware
Vornado India Retail Management LLC	Delaware
Vornado Investment Corp.	New York
Vornado Investments L.L.C.	Delaware
Vornado KMS Holdings LLC	Delaware
Vornado KPI LLC	Delaware
Vornado Lending Corp.	New Jersey
Vornado Lending L.L.C.	New Jersey
Vornado Lodi Delaware Member, LLC	Delaware
Vornado Lodi Delaware, LLC	Delaware
Vornado Lodi L.L.C.	New Jersey
Vornado LXP, L.L.C.	Delaware
Vornado M 330 L.L.C.	New York
Vornado M 393 L.L.C.	New York
Vornado Mamaroneck L.L.C.	New York
Vornado Management Corp.	New Jersey
Vornado Manhattan House Mortgage LLC	Delaware
Vornado Mauritius Advisors LLC	Delaware
Vornado Mauritius II LLC	Delaware

Vornado Maywood License LLC	Delaware
Vornado Mervyn Mezz I LLC	Delaware
Vornado Mervyn Mezz II LLC	Delaware
Vornado MH, L.L.C.	New York
Vornado MLP GP L.L.C.	Delaware
Vornado Monmouth Mall, L.L.C.	New Jersey
Vornado Montehiedra Acquisition L.P.	Delaware
Vornado Montehiedra Acquisition LLC	Delaware
Vornado Montehiedra Holding II L.P.	Delaware
Vornado Montehiedra Holding L.P.	Delaware
Vornado Montehiedra Holding LLC	Delaware
Vornado Montehiedra Inc.	Delaware
Vornado Montehiedra Lender LLC	Delaware
Vornado Montehiedra OP L.P.	Delaware
Vornado Montehiedra OP LLC	Delaware
Vornado Montehiedra Out Parcel LLC	Delaware
Vornado New York RR One L.L.C.	New York
Vornado Newkirk Advisory LLC	Delaware
Vornado Newkirk L.L.C.	Delaware
Vornado NK Loan L.L.C.	Massachusetts
Vornado North Bergen Tonelle Plaza LLC	Delaware
Vornado Office Inc.	New York
Vornado Office Management LLC	New York
Vornado One Penn Cogen LLC	Delaware
Vornado PS, L.L.C.	Delaware
Vornado Realty L.L.C.	Delaware
Vornado Records 2006, L.L.C.	Delaware
Vornado Retail Management LLC	Delaware
Vornado Rockaway L.L.C.	New Jersey
Vornado Rockville, LLC	Delaware
Vornado Roney Palace Loan LLC	Delaware
Vornado Rosslyn LLC	Delaware
Vornado RTR AP LLC	Delaware
Vornado RTR DC LLC	Delaware
Vornado RTR Urban Development LLC	Delaware
Vornado RTR Urban Development TMP LLC	Delaware
Vornado RTR, Inc.	Delaware
Vornado San Jose LLC	Delaware
Vornado Savanna LLC	Delaware
Vornado Savanna SM LLC	Delaware
Vornado SB 1 L.P.	Delaware
Vornado SB 10 L.P.	Delaware
Vornado SB 11 L.P.	Delaware
Vornado SB 12 L.P.	Delaware
Vornado SB 13 L.P.	Delaware
Vornado SB 14 L.P.	Delaware
Vornado SB 15 L.P.	Delaware
Vornado SB 16 L.P.	Delaware
Vornado SB 17 L.P.	Delaware
Vornado SB 18 L.P.	Delaware
Vornado SB 19 L.P.	Delaware
Vornado SB 2 L.P.	Delaware
Vornado SB 20 L.P.	Delaware

Vornado SB 21 L.P.	Delaware
Vornado SB 22 L.P.	Delaware
Vornado SB 23 L.P.	Delaware
Vornado SB 24 L.P.	Delaware
Vornado SB 25 L.P.	Delaware
Vornado SB 3 L.P.	Delaware
Vornado SB 4 L.P.	Delaware
Vornado SB 5 L.P.	Delaware
Vornado SB 6 L.P.	Delaware
Vornado SB 7 L.P.	Delaware
Vornado SB 8 L.P.	Delaware
Vornado SB 9 L.P.	Delaware
Vornado SB LLC	Delaware
Vornado SC Properties II LLC	Delaware
Vornado SC Properties LLC	Delaware
Vornado Sheffield Mezz Loan LLC	Delaware
Vornado Shenandoah Holdings LLC	Delaware
Vornado Sign LLC	Delaware
Vornado South Hills, LLC	Delaware
Vornado Springfield Mall LLC	Delaware
Vornado Springfield Mall Manager LLC	Delaware
Vornado Square Mile LLC	Delaware
Vornado Suffolk LLC	Delaware
Vornado Thompson LLC	Delaware
Vornado Title L.L.C.	Delaware
Vornado TOA-Baja II LLC	Delaware
Vornado TOA-Baja LLC	Delaware
Vornado Toys Bridge LLC	Delaware
Vornado Truck LLC	Delaware
Vornado TSQ LLC	Delaware
Vornado Two Penn Plaza L.L.C.	New York
Vornado Two Penn Property L.L.C.	Delaware
Vornado Vegas Blvd Debt LLC	Delaware
Vornado Vegas Blvd Equity LLC	Delaware
Vornado Warner Acquisition LLC	Delaware
Vornado Warner GP LLC	Delaware
Vornado Warner LLC	Delaware
Vornado Wasserman Fund Owner LLC	Delaware
Vornado Waterfront Holdings LLC	Delaware
Vornado West Babylon LLC	Delaware
Vornado Westbury Retail II LLC	Delaware
Vornado Westbury Retail LLC	Delaware
VRT Development Rights LLC	New York
VRT Massachusetts Holding L.L.C.	Delaware
VRT New Jersey Holding L.L.C.	Delaware
VSP G.P.	New York
VSPS I LLC	Delaware
VSPS LLC	Delaware
VW Old Park II LLC	Delaware
VW Old Park III LLC	Delaware
VW Old Park LLC	Delaware
Warner Investments, L.P.	Delaware
Washington CESC TRS, Inc.	Delaware
Washington Design Center L.L.C.	Delaware
Washington Design Center Subsidiary L.L.C.	Delaware
Washington Mart TRS, Inc.	Delaware
Washington Office Center L.L.C.	Delaware
Watchung VF L.L.C.	New Jersey
Waterbury VF L.L.C.	Connecticut
Wayne VF L.L.C.	New Jersey
Wells Kinzie L.L.C.	Delaware
West 57th Street Holding LLC	Delaware
West 57th Street JV LLC	Delaware
West 57th Street Management LLC	Delaware
West End 25 Developer LLC	Delaware
West Windsor Holding Corporation	New Jersey
West Windsor Holding L.L.C.	New Jersey
Woodbridge VF, L.L.C.	New Jersey
York Holding Company, L.L.C.	Pennsylvania
York Holding Company, L.P.	Pennsylvania
York VF L.L.C.	Pennsylvania